SEARCHLIGHT MINERALS

Unearthing Opportunities

SEARCHLIGHT MINERALS

Unearthing Opportunities

Corporate Presentation


Unearthing Opportunities

Forward Looking Statements

SEARCHLIGHT MINERALS

This Presentation may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors" and elsewhere in the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan", "estimate", "expect", "intend", "may", "potential", "should", and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company's limited operating history, uncertainties about the availability of additional financing, geological or mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB filing with the SEC and elsewhere in the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www.sec.gov.

Vision of Searchlight Minerals?

SEARCHLIGHT MINERALS


Vancouver
Seattle
WASHINGTON
OREGON
IDAHO
NEVADA
Las Vegas
UTAH
ARIZONA
Phoenix

- Build SMC into a significant mid-tier mining company
- An exploration/producer hybrid
- Develop culture of under-promising and over-delivering

Searchlight Minerals Strategy
Company Goals: Short Term

SEARCHLIGHT MINERALS

Short-Term

- Bring the Clarkdale Slag Project to feasibility and on to production
- Prove the resource of the Searchlight Gold Project



Searchlight Minerals Strategy
Company Goals: Long Term

SEARCHLIGHT MINERALS

Long-Term

- Cash flow from the Clarkdale Slag Project
- Bring the Searchlight Gold Project to feasibility and on to production
- Acquire and develop new projects



SEARCHLIGHT MINERALS

Unearthing Opportunities

Clarkdale Slag Project


Unearthing Opportunities

Clarkdale Slag Project

SEARCHLIGHT MINERALS

- Unique slag reprocessing project
- Involves both base and precious metals
- Produced from the “Billion Dollar Copper Camp” in Jerome, Arizona
- Short-term production horizon

Clarkdale Slag Project

SEARCHLIGHT MINERALS



79 Au Gold 196.96655	Gold	
47 Ag Silver 107.8682	Silver	
29 Cu Copper 63.546	Copper	
30 Zn Zinc 65.409	Zinc	
26 Fe Iron 55.8457	Iron	

Clarkdale Slag Project
Project Location

SEARCHLIGHT MINERALS


ARIZONA
Las Vegas
Clarkdale
Project Area
Phoenix

- Located in city of Clarkdale
- 107 miles N of Phoenix
- 50 miles SW of Flagstaff
- Located on ~900 acres of industrial zoned land

Clarkdale Slag Project
History - Jerome Mines: 1892-1952

SEARCHLIGHT MINERALS

- Two Jerome mines produced a significant amount of metals equal to 11.3 M oz Au equiv.


WHOLESALE

Clarkdale Slag Project
Acquiring 100%

SEARCHLIGHT MINERALS

- SMC entered into an option agreement with VRIC to acquire the remaining 50% of the Clarkdale Project
- 100% of Project with 800+ acres of land and all assets
- Closed transaction on February 15, 2007
- SMC now has 100% ownership



Clarkdale Slag Project Technical Team

SEARCHLIGHT MINERALS

- Hired full-time Project Manager, Dr. Hewlett
  - Relocated to Phoenix, AZ to run project
- Retained an independent engineering firm
  - Mountain States R&D International (MSRDI)
- All work certified and performed under Chain of Custody (COC)

MOUNTAIN STATES R&D INTERNATIONAL, INC.

Clarkdale Slag Project Exploration Program

SEARCHLIGHT MINERALS


RIM OF PILE
TOE OF PILE
NORTHING
ROAD
EASTING
CLARKDALE SLAG PROJECT
DRILLING PROGRAM
N
SCALE
METERS
LEGEND
Drilled Holes
Railroad
UTM Grid Coordinates

- Initiated drilling program
  - ➢ Several holes at wide spacing
  - ➢ 5-20 ft interval samples assayed
- Develop tonnage estimates and grade contour
- Assayed drill hole intervals and 750lb bulk sample



Clarkdale Slag Project Inventory – Grade & Tonnage

SEARCHLIGHT MINERALS

Independent Mining Consultants (IMC) took all data and produced a report – May 21, 2007

Slag C Pile	Tons in Millions	Au (opt)	Ag (opt)	Cu (%)	Zn (%)	Fe (%)
East	19.86	0.50	0.10	0.34	2.47	33.18
West	0.34	0.39	0.07	0.22	1.70	31.30
COMBINED	**20.20**	**0.50**	**0.10**	**0.34**	**2.46**	**33.15**







Clarkdale Slag Project
Internal Pre-Feasibility Study

SEARCHLIGHT MINERALS



A mineral processing flow sheet was developed

A 2 ton per hour pilot plant was set up to test the process

Three main components:

- Milling
- Leaching
- Extraction



Dr. Hewlett authored an internal pre-feasibility report

Clarkdale Slag Project
Internal Pre-Feasibility Study

SEARCHLIGHT MINERALS

A mineral processing flow sheet has been developed and tested


Loading & Transport
Tramp Iron Separator
Crushing & Grinding
Salvage
Leaching
Leach Chemicals
Filtration
Barren Tails
Metals In Solution
Resin Electrowinning
Resin Extraction
Copper (Cu)
Zinc (Zn)
Gold (Au)
Silver (Ag)
Ferro Silicates

Clarkdale Slag Project
Feasibility – 1st Production Module

SEARCHLIGHT MINERALS

Construct one module of production (~100-250 TPD)









Clarkdale Slag Project
Not A Typical Mining Project

SEARCHLIGHT MINERALS

STANDARD MINING PROJECT HURDLES

Discover Sizeable Resource	Prove Ore Reserves	Complete Feasibility	Acquire Permits	Establish Infrastructure and Access	Build and Start-Up Mine



CLARKDALE SLAG PROJECT

Have ~ 20M tons of material	Completed 18 drill holes 1780 feet	Operated Scaleable Pilot Plant	Secured Use Permit for 2k/day	All Major Utilities Available	No Complex Pre-Mining Required
On surface - Very Homogenous	Completed Bulk Leaches	Completed Internal Pre-Feasibility	Received Air Quality Permit	On 900 Acres of Industrial Land	Simple Mine Plan-No Blasting
No need for Geologic Model	Mineral Inventory Completed	Started Construction of First Module	Working with URS on permitting	Near City & Rail Access on Property	No Tailings Facility Required

Clarkdale Slag Project
Proposed Budget

SEARCHLIGHT MINERALS

Estimated Capital Costs		$ M	$ M
Phase 1	Materials Study	$ 0.05	
	Pilot Testing / Site Work	$ 0.30	$ 0.35 M
Phase 2	First Production Module (Feasibility)	$ 7.00	$ 7.00 M
Phase 3	Processing Facility		$ 70.00 M
	• Finance, Develop and Construct		
	• Property Payments		
	• Start Production		
	Total Estimated Capital Costs		**$ 77.35 M**

Clarkdale Slag Project Summary

SEARCHLIGHT MINERALS

- Unique type of mining property
  - Above ground
  - Existing infrastructure
  - Several minerals
- Compelling economics
  - High value/ton – Low operating costs
- Close to production
  - Drilling completed
  - Permits issued
  - Pilot studies run
  - 1st module under construction



SEARCHLIGHT MINERALS

Unearthing Opportunities

Searchlight Gold Project


Unearthing Opportunities

Searchlight Gold Project

SEARCHLIGHT MINERALS

- Exploration project
- Focused on making a significant precious metal discovery
- Near an established gold mining camp in Searchlight, Nevada

79
Au
Gold
196.96655

Gold

47
Ag
Silver
107.8682

Silver


1 µm

Searchlight Gold Project
Project Area

SEARCHLIGHT MINERALS


NEVADA
Reno
Las Vegas
Searchlight
Project Area
Searchlight

- Located approx 50 miles south of Las Vegas
- 20 - 160 acre claims (3200 acres total)


WELCOME TO
SEARCHLIGHT
NEVADA

Searchlight Gold Project Advantages

SEARCHLIGHT MINERALS


Searchlight Gold Project Area
Searchlight Fault
SEARCHLIGHT
N
SEARCHLIGHT PROJECT
Claim Area (3200 acres)
Airport Fault
Mammoth Fault
LEGEND
SMC Surface Sample Sites
Old Pit
Chain of Custody Sample
SCALE
0 0.5 1.0 1.5
Miles

- Easy access to project from highway
- Near established town
- NV ranks among the most favorable jurisdictions in the world to develop and operate mines

Searchlight Gold Project
Project History

SEARCHLIGHT MINERALS

- Searchlight District is a well known gold mining camp
- Approximately 250,000 oz of gold were produced from 1900-1950


Quartette Mine
Searchlight, NV



Searchlight Gold Project
Project History

SEARCHLIGHT MINERALS

- Extensive work over the past 15 years has indicated the presence of gold in potentially economic concentrations on SMC claims
- Inconsistent results made full-scale operations problematic



Searchlight Gold Project
Technical Aspects

SEARCHLIGHT MINERALS

- Team of technical advisors has guided project development to date
- Extensive metallurgical studies has shown that the gold is "coated"
- Gold must be liberated from the coating to be extracted
- Detailed metallurgical processes need to be developed to assay and extract the gold


1 µm

Searchlight Gold Project
Technical Team

SEARCHLIGHT MINERALS

- Retained an independent engineering firm
  - Arrakis, Inc
- Established in 1988 in Denver, Colorado
- All work certified and performed under Chain of Custody (COC)

Arrakis, Inc.
Mining & Environmental Technology Application

Searchlight Gold Project Exploration

SEARCHLIGHT MINERALS

- Independent engineers took a 6-ton sample and worked on the metallurgy and extraction





Searchlight Gold Project Preliminary Results

SEARCHLIGHT MINERALS

Chain of Custody Results Summary

COC Tests (SP4)	Feed Grade Gold (opt)**	Extracted Grade Gold (opt)**	Leach Method
Bench Leach Tests			
SP4 – 500grams	0.58	0.24 – 0.42	48 hr Leach
SP4 – 50lbs head Con 1 Con 2	0.54 1.56 0.93	 0.36 0.75	 96 hr leach 96 hr leach
Bulk Leach Tests			
BL1 - 1,000 lbs	0.58	0.25	48 hr Leach
BL2 - 1,000 lbs	0.58	0.22	48 hr Leach
BL3 – 9,000 lbs head 1,674 lbs cons	 0.90	 0.21	 72 hr Leach
Autoclave Tests			
TP2-12 – 200 grams	0.34 – 0.39	0.03 – 0.26	1.5 hr Autoclave
TP8 – 200 grams TP9 (TP8 tails) Total	0.37	0.16 0.14 0.30	1.5 hr Autoclave 1.5 hr Autoclave 3.0 hr Autoclave

Searchlight Gold Project Budget

SEARCHLIGHT MINERALS

Estimated Capital Costs		$	$
Phase 1	**Metallurgical Testing Program**		**$ 400,000**
	• Independent Metallurgical Testing		
	• Bulk Sampling, Concentration, Milling, Leaching and Extraction Tests		
	• Independent Engineering Report		
Phase 2	**Drilling and Pre-Feasibility Program**		**$ 600,000**
	• 18 Hole Drill Program		
	• Chain-of-Custody sampling/assaying		
	• Pilot Plant Tests (Pre-Feasibility)		
	Total Estimated Capital Costs		**$ 1,000,000**

Searchlight Gold Project Summary

SEARCHLIGHT MINERALS

- Unique type of mining property
  - ➢ Good potential resource
- Good exploration base
  - ➢ Easy access/infrastructure
- Solid economics
  - ➢ Low operating costs
- Follow Clarkdale's lead



SEARCHLIGHT MINERALS

Unearthing Opportunities

Financial Information


Unearthing Opportunities

Capitalization & Finances

SEARCHLIGHT MINERALS

Capitalization	
Issued & Outstanding	104,116,641
Float	(Approx) 30,000,000
Total Fully Diluted	128,218,398
Market Capitalization	~$300 M
Average Trading Volume	150,000 / Day

Finances	
Cash (09/30/07)	$8,833,969
Long-Term Debt	$0
Stockholders Equity (09/30/07)	$96,894,659
Burn Rate	$600,000 / Month

Searchlight Minerals Corp
Overall Summary

SEARCHLIGHT MINERALS

- Unique Type of Mining Company
  - Exploration/producer hybrid
- Have Significant Properties
  - Two substantial projects
- Fundamentals are in Place
  - Assembled talented team
  - Acquired good projects
  - In hot metals sector



SEARCHLIGHT MINERALS

Unearthing Opportunities